UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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FIRST BUSEY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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***Exercise Your Right to Vote*** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 22, 2019. FIRST BUSEY CORPORATION You are receiving this communication because you hold shares in the company named above. FIRST BUSEY CORPORATION 100 WEST UNIVERSITY AVENUE CHAMPAIGN, IL 61820 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www. proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 25, 20 19 Date: May 22, 20 19Time: 2:00 PM CDT Location: Urbana Country Club I00 E. Country Club Road Urbana, Illinois 6180 I

- Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow -7IXXXX XXXX XXXX xxxxl (located on the by the arrow -?lxxxx xxxx xxxx xxxxl (located on the following page) in the subject line. - How To Vote - Please Choose One ofthe FollowingVoting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow -7IXXXX XXXX XXXX XXXXI (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORTFORM 10-K How to View Online: following page) and visit: www. proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET:www. proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 20 19 to facilitate timely delivery.

Voting Items The Board of Directors recommends you vote "FOR" the following: 1.Election of Directors Nominees: 01) 02) 03) 04) 05) George Barr Stanley J. Bradshaw Michael D. Cassens David J. Downey Van A. Dukeman 06) 07) 08) 09) 10) Frederic L. Kenney Stephen V. K ing Gregory B. Lykins George T. Shapland Thomas G. Sloan The Board of Directors recommends you vote "FOR" the following proposal: 2. To approve, in a non-binding, advisory vote, the compensation of our named executive officers, as described in the accompanying proxy statement, which is referred to as a " say-on-pay" proposal. The Board of Directors recommends you vote "FOR" the following proposal: 3. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 3 1,201 9. NOTE: This proxy will be voted in the discretion of the named proxies upon such other business as may properly come before the meeting or any adjournment thereof.

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